UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2023
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OneSpan Inc.
(Exact name of registrant as specified in charter)
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Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 West Wacker Drive, Suite 2050
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 766-4001
N/A
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure

On March 10, 2023 and March 12, 2023, respectively, Silicon Valley Bank (“SVB”) and Signature Bank (together with SVB, the “Banks”) were closed by state regulatory authorities, and the Federal Deposit Insurance Corporation (“FDIC”) was named as receiver for each of the Banks (the “Receiverships”). OneSpan, Inc. (the “Company”) does not hold any cash or cash equivalents with, or have any other banking relationship with, either of the Banks. Both of the Banks are customers of the Company. The Company believes that any impact of the Receiverships on the customer relationships between the Company and the Banks will not be material to the Company’s results of operations or financial condition.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements
Item 7.01 of this report on Form 8-K contains forward-looking statements within the meaning of applicable U.S. securities laws, including statements regarding the Company’s expectations and beliefs regarding any impact of the Receiverships on the customer relationship between the Company and the Banks. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Factors that could materially affect the Company’s business and financial results include, but are not limited to: its ability to execute its strategic transformation plan; its ability to attract new customers and expand sales to existing customers; its ability to effectively develop and expand its sales and marketing capabilities; its ability to hire, train, and retain sales and other employees necessary to implement its strategic transformation plan; its ability to successfully develop and market new product offerings and enhancements; economic recession; changes in customer spending levels or in timing of purchasing decisions, particularly those affecting the banking and financial services industry; general industry conditions affecting the banking and financial services industry; volatility in financial markets; and other factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company’s filings with the Securities and Exchange Commission and other important information can be found in the Investor Relations section of the Company’s website at investors.onespan.com. The Company does not have any intent, and disclaims any obligation, to update the forward-looking information to reflect events that occur, circumstances that exist or changes in its expectations after the date of this press release, except as required by law.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On March 11, 2023, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved the grant of a special performance-based restricted stock unit award (the “Special PSU Award”) under the Company’s 2019 Omnibus Incentive Plan (the “Plan”) to Matthew Moynahan, the Company’s Chief Executive Officer.

The Special PSU Award consists of 300,000 performance-based restricted stock units (“PSUs”), which each represent the right to receive one share of the Company’s common stock, subject to the satisfaction of Company performance and vesting conditions set forth in the award agreement. Mr. Moynahan is eligible to earn a designated number of PSUs for each of 2023, 2024, and 2025 (the “Eligible PSUs”) based upon the Company’s achievement of specified revenue targets for the applicable year (each, a “Performance Period”), as follows:

•For the Performance Period from January 1, 2023 to December 31, 2023, Mr. Moynahan is eligible to earn 25%, or 75,000, of the PSUs if the Company achieves or exceeds the 2023 revenue target. He will not earn any 2023 Eligible PSUs if the Company’s 2023 revenue falls below this target.

•For the Performance Period from January 1, 2024 to December 31, 2024, Mr. Moynahan is eligible to earn up to 25%, or 75,000, of the PSUs based on the Company’s achievement of the 2024 revenue target. If the Company achieves 100% or more of the 2024 revenue target, he will earn all of the 2024 Eligible PSUs; if the Company achieves 95% of the 2024 revenue target, he will earn 50%, or 37,500, of the 2024 Eligible PSUs; and for achievement levels between 95% and 100% of the 2024 revenue target, he will earn a number of 2024 Eligible PSUs that falls between 37,500 and 75,000, with the exact number of earned 2024 Eligible PSUs to be determined using linear interpolation.

•For the Performance Period from January 1, 2025 to December 31, 2025 (the “Third Performance Period”), Mr. Moynahan is eligible to earn up to 50%, or 150,000, of the PSUs based on the Company’s achievement of the 2025 revenue target. If the Company achieves 100% or more of the 2025 revenue target, he will earn all of the 2025 Eligible PSUs; if the Company achieves 95% of the 2025 revenue target, he will earn 50%, or 75,000, of the 2025 Eligible PSUs; and for achievement levels between 95% and 100% of the 2025 revenue target, he will earn a number of 2025 Eligible PSUs that falls between 75,000 and 150,000, with the exact number of earned 2025 Eligible PSUs to be determined using linear interpolation.

If the Company does not achieve the minimum required threshold for a given Performance Period, all of the Eligible PSUs for that Performance Period will be forfeited; however, Mr. Moynahan will still have the ability to earn the remaining Eligible PSUs for future Performance Periods.

Except as described below, any earned PSUs will vest on the date the Committee determines the Company’s achievement for the Third Performance Period (the “Vesting Date”), provided that Mr. Moynahan has been continuously employed as the Company’s Chief Executive Officer through the Vesting Date. The Committee must determine the Company’s achievement for a given Performance Period and the number of earned PSUs for that Performance Period within 60 days after the end of the Performance Period.

If, prior to the Vesting Date, Mr. Moynahan is terminated without cause, resigns for good reason, or his employment terminates due to death or disability, any PSUs he has earned for Performance Periods completed prior to the termination or resignation, as applicable, will vest in full upon that date, and all other PSUs will be forfeited. Vesting of awards as a result of termination without cause or resignation for good reason is contingent upon a customary release of claims by Mr. Moynahan. The terms “cause”, “good reason” and “disability” have the meanings given to them in the award agreement.

In the event of a change in control of the Company that is a company transaction (with “change of control” and “company transaction” having the meanings given to them in the award agreement and the Plan), a portion of the PSUs attributable to the Performance Period in which the change of control occurs (the “CIC Performance Period”) will be deemed earned as of the date of the change of control. This earned portion (the “CIC Earned PSUs”) will be calculated by dividing the number of days elapsed in the CIC Performance Period by the total number of days in the Performance Period and applying the resulting percentage to the Eligible PSUs for that Performance Period. If the Company undergoes a company transaction that is a sale of assets or otherwise does not result in direct receipt of consideration by the holders of common stock, Mr. Moynahan shall receive upon vesting of such CIC Earned PSUs, in lieu of shares under the CIC Earned PSUs, a cash payment equal to the product of (1) the value of the deemed per share consideration received by the Company in the company transaction, in each case as determined by the Committee, multiplied by (2) the number of shares of common stock that would have otherwise been delivered in respect of the CIC Earned PSUs.

If, prior to the Vesting Date but on or within 18 months after a change in control, Mr. Moynahan is terminated without cause, resigns for good reason, or his employment terminates due to death or disability, all of his earned PSUs for Performance Periods completed prior to the termination or resignation, as applicable, plus the CIC Earned PSUs, will vest in full upon that date, and all other PSUs will be forfeited.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023	OneSpan Inc.

By:	/s/ Lara Mataac
Name:	Lara Mataac
Title:	General Counsel